SECOND AMENDMENT dated as of March 1, 2016 (this “Amendment”), to the REVOLVING CREDIT AGREEMENT dated as of October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OM ASSET MANAGEMENT PLC (the “Borrower”), the LENDERS party thereto and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Borrower and the Lenders party hereto, constituting the Required Lenders, desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the above recital and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	Removing “or” after clause (c), adding “or” at the end of clause (d) and adding the following as a new clause (e) thereof:
“(e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action”

(ii)	Replacing “(a) and (d)” with “(a) and (e)” in the last sentence of the definition of “Defaulting Lender”.

(b)	Section 2.17 of the Credit Agreement is hereby amended by adding the following to the beginning of the last sentence in clause (a)(iv):
“Subject to Section 9.20,”

(c)	Section 6.07 of the Credit Agreement is hereby amended by deleting “and” after clause (c), replacing “.” with “; and” at the end of clause (d) and adding the following as a new clause (e) thereof:
“(e) the Borrower may make Restricted Payments with respect to its Equity Interests; provided that no Default has occurred and is continuing or would result therefrom.”

(d)	Article IX of the Credit Agreement is hereby amended by adding a new Section 9.20 as follows:
“SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
The following terms shall for purposes of this Section 9.20 have the meanings set forth below:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
3.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
(a)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date; and
(c)as of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received (a) from the Borrower and the Lenders constituting the Required Lenders either (A) counterparts of this Amendment signed on behalf of the Borrower and such Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission of a signed counterpart of the Amendment) that such parties have signed counterparts of the Amendment and (b) from the Borrower payment of all fees and expenses required to be paid or reimbursed hereunder.
5.Effect of Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. On and after the Amendment Effective Date, all references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other Loan Document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.
6.Expenses.    The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
7.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
8.Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.
9.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
10.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first above written.

OM ASSET MANAGEMENT PLC, as Borrower,
By:
/s/ Stephen H. Belgrad
Name: Stephen H. Belgrad
Title: Executive Vice President, Chief Financial Officer

CITIBANK, N.A., individually and as Administrative Agent,
By:
/s/ Lisa Huang
Name: Lisa Huang
Title: Vice President

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Bank of America, N.A.

By:
/s/ Rodney Beeks
Name: Rodney Beeks
Title: Assistant Vice President

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Morgan Stanley Bank, N.A.

By:
/s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: The Bank of New York Mellon

By:
/s/ Adim Offurum
Name: Adim Offurum
Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Royal Bank of Canada

By:
/s/ Robert Bell
Name: Robert Bell
Title: Authorized Signatory

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Wells Fargo Bank, N.A.

By:
/s/ Jocelyn M. Boll
Name: Jocelyn M. Boll
Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]